                                                                   EXHIBIT 10(s)

                               AMENDMENT NO. 5 TO
                          LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this "Fifth Amendment") dated this 27th day of November, 1996 by and between UNITED STATES LIME & MINERALS, INC. (formerly known as Scottish Heritable, Inc.), a Texas corporation ("USL"), CORSON LIME COMPANY, a Pennsylvania corporation ("CLC"), TEXAS LIME COMPANY, a Texas corporation ("TLC"), ARKANSAS LIME COMPANY, an Arkansas corporation ("ALC", and together with USL, CLC, and TLC, collectively referred to as the "Borrowers") and CORESTATES BANK, N.A., a national banking association ("Bank").

                                   BACKGROUND

         A. Borrowers and Bank entered into a Loan and Security Agreement dated October 20, 1993, since amended by Amendment No.1 to Loan and Security Agreement dated as of December 23, 1994, Amendment No. 2 to Loan and Security Agreement dated April 28, 1995, Amendment No. 3 to Loan and Security Agreement dated September 29, 1995 and that certain Letter Agreement dated October 26, 1995 (collectively, the "Loan Agreement"), pursuant to which Bank made available to Borrowers certain credit facilities specifically described in the Loan Agreement. All initially-capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

         B. Borrowers have requested that Bank further amend the terms of the Loan Agreement to (i) add Adjusted LIBOR as an interest rate option (ii) extend the Termination Date to June 30, 1998 and extend the maturity date for the Term Loan to October l, 2000, (iii) add one noncommitted secured line of credit in the amount of $10,000,000 to be used to finance equipment purchases and improvements to current plant and equipment and one secured discretionary line of credit in the amount of $10,000,000 to be used for acquisitions, (iv) increase the annual limit on Capital Expenditures, and (v) amend certain financial covenants set forth in the Loan Agreement. Bank has agreed to such changes subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Ratification of Loan Documents. This Fifth Amendment is a supplement to and a modification of the Loan Agreement pursuant to Section 9.2 thereof. To the extent not modified hereby, each and every term, condition, covenant, representation, warranty, and each and all of the other provisions set forth in the Loan Agreement, are hereby ratified and confirmed in full.

         2. Additional Definitions. Each of the terms listed below shall have the meaning herein ascribed to it for the purposes hereof, the Loan Agreement and for each of the Loan Documents. All capitalized terms not defined herein shall have the meaning ascribed to them respectively in the Loan Agreement.

                 "Acquisition Line of Credit" means the aggregate secured discretionary line of credit facility under which Bank makes Acquisition Loans to one or more of the Borrowers, as more fully described in and subject to the terms of Section 2.6 hereof.

                 "Acquisition Loan(s)" means collectively, those loans extended by Bank in its sole discretion to Borrowers pursuant to the Acquisition Line of Credit, as more fully described in and subject to the terms of Section 2.6 hereof.

                 "Acquisition Note" means each note of Borrowers payable to the order of the Bank to evidence Borrowers' joint and several repayment obligations under this Agreement with respect to the Acquisition Line of Credit.

                 "Adjusted LIBOR" means the LIBOR finally adjusted and determined with respect to the following formula:

                                      [LIBOR] *
                          Adj. LR =   -----------
                                      [1.00 - RP]

                          Adj. LR =   Adjusted LIBOR
                          LIBOR   =   London Interbank Offered Rate
                          RP      =   Reserve Percentage pertaining to
                                      eurocurrency liabilities

----------
* the amount in brackets being rounded upwards if necessary, to the next higher 1/16 of 1%

                 "Adjusted LIBOR Loan(s)" means applicable portions of the Revolving Credit, the Term Loan and the Capital Expenditure Line of Credit bearing interest at a rate determined with reference to the Adjusted LIBOR.

                 "Base Rate Loan(s)" means applicable portions of the Revolving Credit, the Term Loan, the Capital Expenditure Line of Credit and the Acquisition Line of Credit bearing interest at the Base Rate.

                 "Capital Expenditure Line of Credit" means the aggregate secured noncommitted line of credit facility under which Bank makes Capital Expenditure Loans to one or more of the Borrowers, as more fully described in and subject to the terms of Section 2.5 hereof.

                 "Capital Expenditure Loan(s)" means those loans extended by Bank in its sole discretion to Borrowers pursuant to the Capital Expenditure Line of Credit as more fully described in and subject to the terms of Section
2.5 hereof.

                 "Capital Expenditure Note(s)" means each note of Borrowers payable to the order of the Bank to evidence Borrowers' joint and several repayment obligations under this Agreement with respect to the Capital Expenditure Line of Credit.

                 "Conversion Date" means, with respect to a Loan, the Business Day on which a portion of the Loan is converted to or continued as an Adjusted LIBOR Loan.

                 "Dollars" and the symbol "$" mean the lawful money of the United States of America.

                 "Interest Period" means that period of time applicable to an Adjusted LIBOR Loan as determined pursuant to Section 2.4.8.2 hereof.

                 "Interest Rate Determination Date" means each date for determining the Adjusted LIBOR with respect to an Interest Period. The Interest Rate Determination Date shall be the second London Business Day prior to the first day of the related Interest Period for each Adjusted LIBOR Loan.

                 "Interest Rate Option" means the Base Rate or the Adjusted LIBOR selected by Borrower for all or any part of the Revolving Credit, the Term Loan or the Capital Expenditure Line of Credit.

                 "LIBOR" means the rate per annum at which deposits of Dollars are offered to Bank by prime banks in the London Eurodollar Interbank Market at or about 11:00 A.M. London time, two London Business Days prior to the first day of the applicable Interest Period for a period equal to the period of such Interest Period in an amount substantially equal to the principal amount requested to be converted to or continued as an Adjusted LIBOR Loan.

                 "London Business Day" means any Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London and Philadelphia.

                 "Notice of LIBOR Election" means a notice substantially in the form of Schedule 2.4.8.1 attached hereto and made a part hereof.

                 "Reserve Percentage" means for any day that maximum percentage (expressed as a decimal), whether or not incurred, which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System, for determining the reserve requirement for a member bank of the Federal Reserve System in Philadelphia with respect to "Eurocurrency liabilities" (as such term is defined in Regulation D) (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Adjusted LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of Bank to United States residents).

                 "Rules" means any law, regulation, regulatory guideline or directive or rule of practice whether or not having the force of law by which Bank is bound or to which it adheres.

         3.      Definition Amendments.

                 3.1 The following definitions are hereby amended and restated in their entirety:

                          "Loans" means collectively, the Cash Advances, ACH
Advances, the Term Loan, the Capital Expenditure Loans and the Acquisition Loans, and a "Loan" means any Cash Advance, ACH Advance, the Term Loan, Capital Expenditure Loan or Acquisition Loan.

                          "Loan Documents" means this Agreement, the Note, the
Term Note, any Capital Expenditure Note and any Acquisition Note, the individual Mortgages, the ACH Documents, the Pledge Agreement, all financing statements and fixture filings filed or recorded in connection with this Agreement, and all certificates of Borrowers, or any Borrower, delivered pursuant to the requirements of this Agreement.

                          "Notes" means collectively, the Note, the Term Note,
any Capital Expenditure Note and any Acquisition Note, any substitution therefor and any extension, supplement, amendment or addendum thereto.

                          "Termination Date" means June 30, 1998 or such later
date as may be agreed to in writing by Bank.

                 3.2 The references to "80%" and "50%" in the definition of "Borrowing Base" are hereby deleted and replaced with "90%" and "80%", respectively.

         4.      Base Rate Revision.

                 4.1      The first clause of the first sentence of Section
2.1.1 is hereby amended and restated in its entirety as follows:

                          Borrowers shall pay interest on the unpaid principal balance of all Cash Advances at a rate per annum equal to the Base Rate, with the first payment

                 4.2 The first sentence of Section 2.2.2 is hereby amended and restated in its entirety as follows:

                          The Term Loan shall bear interest on the unpaid
principal balance thereof at a rate per annum equal to the Base Rate.

         5. Conversion to Adjusted LIBOR; Capital Expenditure Line of Credit; Acquisition Line of Credit. The Loan Agreement is hereby amended by adding thereto the following sections:

                          2.4.8   Adjusted LIBOR Loans; Interest Rate Option.
The Cash Advances under Revolving Credit shall henceforth bear interest on the unpaid principal balance thereof from the Funding Date of each Cash Advance or the Funding Date or Conversion Date of each Adjusted LIBOR Loan to maturity (whether by acceleration or otherwise): (i) with respect to Base Rate Loans as set forth in the Loan Agreement, or (ii) with respect to Adjusted LIBOR Loans at the Adjusted LIBOR for the applicable Interest Period on the relevant Interest Rate Determination Date plus two and one-fourth percent (2.25%) per annum, calculated on the basis of a 360-day year and charged for the actual number of days elapsed. The Term Loan and the Capital Expenditure Line of Credit shall henceforth bear interest on the unpaid principal balance thereof from the Funding Date of the Term Loan or the Capital Expenditure Loan or the Funding Date or Conversion Date of each such Adjusted LIBOR Loan to maturity (whether by acceleration or otherwise): (i) with respect to Base Rate Loans as set forth in the Loan Agreement, or (ii) with respect to Adjusted LIBOR Loans at the Adjusted LIBOR on the relevant Interest Rate Determination Date plus two and one-half percent (2.50%) per annum, calculated on the basis of a 360-day year and charged for the actual number of days elapsed. The basis for determining the Interest Rate Option with respect to portions of the Revolving Credit, the Term Loan and the Capital Expenditure Line of Credit shall be selected by Borrower at the time a Notice of Borrowing or a Notice of LIBOR Election is submitted to Bank.

                                  2.4.8.1  Notice of LIBOR Election. Whenever
Borrower desires to change or continue the Interest Rate Option on a portion of the Revolving Credit, the Term Loan or the Capital Expenditure Line of Credit to the Adjusted LIBOR, Borrower shall deliver by overnight delivery or facsimile telecopy to Bank a properly completed and executed Notice of LIBOR Election no later than 11:00 A.M. at least three London Business Days in advance of the proposed Conversion Date or expiration of the current Interest Period. The Notice of LIBOR Election shall specify: (i) the proposed Conversion Date (which shall be a Business Day); (ii) the amount of the Revolving Credit, the Term Loan or the Capital Expenditure Line of Credit affected; and (iii) the initial or continuation Interest Period(s) therefor; provided that the minimum amount of any conversion to or continuation of Adjusted LIBOR Loans shall be $500,000 and integral multiples of $100,000 in excess of that amount. If at the termination of any Interest Period, Borrower fails to submit a Notice of LIBOR Election to convert or to continue Adjusted LIBOR Loans, then such Loans shall automatically be and become Base Rate Loans as of the termination of the relevant Interest Period.

                          Subject to Section 2.4.8.6 hereof, Adjusted LIBOR
Loans may only be converted into Base Rate Loans on the expiration date of the Interest Period applicable thereto; provided, that no portion of the outstanding Revolving Credit, Term Loan or the Capital Expenditure Line of Credit may be converted into Adjusted LIBOR Loans or continued as Adjusted LIBOR Loans: (i) when any Event of Default or Unmatured Event of Default has occurred and is continuing, or (ii) if the Interest Period relating to the Adjusted LIBOR of such conversion or continuation would extend beyond the Termination Date or the maturity date for either the Term Loan or the applicable Capital Expenditure Loan.

                          A Notice of Borrowing or Notice of Rate Election
shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make, continue or convert the applicable portion of the Revolving Credit, the Term Loan or the Capital Expenditure Line of Credit, as applicable, in accordance therewith.

                                  2.4.8.2  Interest Periods. In connection with
each Adjusted LIBOR Loan, Borrower shall elect an Interest Period to be applicable to such Adjusted LIBOR Loan, which Interest Period shall be either a one, two, three or six month period; provided that:

                                  (A)      the Interest Period for any Adjusted
LIBOR Loan shall commence on the Funding Date or Conversion Date of such Adjusted LIBOR Loan;

                                  (B)      except as provided in subsection
2.4.8.2(C) hereof, if an Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day;

                                  (C)      any Interest Period which: (i)
begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month, or (ii) would expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in that month, such Interest Period shall expire on the last Business Day of the month;

                                  (D)      with respect to any Adjusted LIBOR
Loan, no Interest Period shall extend beyond the Termination Date or the applicable maturity date for either the Term Loan or the Capital Expenditure Loans; and

                                  (E)      there shall be no more than five (5)
outstanding Adjusted LIBOR Loans at any time;

                                  2.4.8.3  Interest Payments. Interest shall be
payable as follows: (i) with respect to Base Rate Loans, Borrowers shall pay interest on the unpaid principal balance of all Cash Advances, the Term Loan, the Capital Expenditure Loans or the Acquisition Loans, as applicable, at the Base Rate, with the first payment to be made on the first Business Day of the month following the month containing the Funding Date for the applicable Cash Advance or Loan, and thereafter on the first Business Day of each consecutive month and at maturity; and (ii) with respect to Adjusted LIBOR Loans, interest shall be due and payable to Bank in arrears on and to the last day of the Interest Period applicable to such Adjusted LIBOR Loan; provided however, that interest on Adjusted LIBOR Loans with Interest Periods of six months shall be paid in arrears on and to the last day of the third-month and the last day of the relevant Interest Period.

                                  2.4.8.4  Adjusted LIBOR.

                                  (A)      Bank shall give Borrower prompt
notice of the Adjusted LIBOR determined for an Interest Period, and absent manifest error, each determination of such rates by Bank shall be conclusive and binding for all purposes hereof.

                                  (B)      If Borrower requests conversion to
or continuation of the Adjusted LIBOR for an Interest Period and (i) Bank determines that, by reason of circumstances affecting the interbank Eurodollar market generally, deposits in U.S. Dollars (in the applicable amounts) are not then being offered to banks in the London Interbank Eurodollar Market for the selected Interest Period, or (ii) Bank shall certify that the relevant rates of interest referred to in the definition of Adjusted LIBOR will not accurately reflect the cost to Bank of making or maintaining Adjusted LIBOR Loans for the Interest Periods therefor, then Bank shall give notice thereof to Borrower, whereupon until Bank notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Bank to convert to or continue portions of the Revolving Credit, the Term Loan or the Capital Expenditure Line of Credit as Adjusted LIBOR Loans shall be suspended so long as such circumstances exist.

                                  (C)      If, after the date hereof, the
adoption of or any change in Rules, or change in the interpretation or administration thereof, by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or Bank's holding company) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Bank to convert or maintain loans at the Adjusted LIBOR, Bank will forthwith notify Borrower of the circumstances and the interest rates on the applicable portions of the outstanding Adjusted LIBOR Loans shall be deemed to have been converted to Base Rate Loans on either (i) the last day of the then current Interest Period if Bank may lawfully continue to maintain loans at the Adjusted LIBOR to such day, or (ii) immediately if Bank may not lawfully continue to maintain loans at the Adjusted LIBOR to such day.

                                  (D)      If any governmental authority,
central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), any tax (including without limitation, any United States interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, fee, deduction, or withholding, with respect to Adjusted LIBOR Loans, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Bank, or shall impose on Bank or the London Interbank Eurodollar Market any other condition affecting loans at the Adjusted LIBOR and the result of any of the foregoing is to increase the cost to Bank of making or maintaining the interest rate at the Adjusted LIBOR or to reduce the amount of any sum received or receivable by Bank under this

Agreement, and any of the Notes by an amount deemed by Bank to be material, Bank will promptly notify Borrower of any event of which it has knowledge occurring after the date hereof. If such event occurs during any Interest Period or if Borrower requests conversion to the Adjusted LIBOR after notification of the event, said event will entitle Bank to compensation pursuant to this subsection (but without duplication of any adjustment made pursuant to 2.4.8.4(E)). A certificate of Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to Bank hereunder shall be conclusive in the absence of manifest error.

                                  (E)      The LIBOR shall be adjusted
automatically on and as of the effective day of any change in the relevant Reserve Percentage.

                                  (F)      Promptly upon notice from Bank to
Borrower, Borrower will pay, prior to the date on which penalties attach thereto, all present and future stamp, documentary and other similar taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of the Adjusted LIBOR Loans solely as a result of the interest rate being determined by reference to the Adjusted LIBOR and/or the provisions of this Agreement relating to the Adjusted LIBOR and/or the recording, registration, notarization or other formalization of any thereof and/or payments of principal, interest or other amounts made on or in respect of portions of the Revolving Credit, the Term Loan or the Capital Expenditure Line of Credit when and as a result of the fact that the interest rate is determined by reference to the Adjusted LIBOR (all such taxes, levies, costs and charges being herein collectively called "Eurodollar Rate Tax"). Promptly after the date on which payment of any such Eurodollar Rate Tax is due pursuant to applicable law, Borrower will, at the request of Bank, furnish to Bank evidence that Borrower has met its obligations under this subsection. Borrower will indemnify Bank against, and reimburse Bank on demand for, any Eurodollar Rate Tax, as determined by Bank in its good faith discretion. Bank shall provide Borrower with appropriate receipts for any payments or reimbursements made by Borrower pursuant to this subsection. A certificate of Bank as to any amount payable pursuant to this Section shall, absent manifest error, be final, conclusive and binding on all parties hereto.

                                  (G)      Failure on the part of Bank to
demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any Interest Period shall not constitute a waiver of Bank's right to demand compensation with respect to such Interest Period or any other Interest Period. The protection of this Section shall be available to Bank regardless of any possible contention of the invalidity or inapplicability of the law, Rule, regulation, guideline or other change or condition which shall have occurred or been imposed. Any claim for compensation must be made no later than 12 months after the Termination Date.

                          2.4.8.5 Funding Losses. If Borrower fails to borrow,
or consummate any conversion to, or to continue, an Adjusted LIBOR Loan after a Notice of Borrowing or Notice of LIBOR Election has been delivered to Bank and as provided herein, Borrower shall reimburse Bank on demand for any resulting loss or expense incurred by Bank, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that Bank shall have delivered to Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                          2.4.8.6 Prepayment Premium For Adjusted LIBOR Loans.
All prepayments shall be applied first to Base Rate Loans to the extent outstanding, then to Adjusted LIBOR Loans, unless otherwise specified by Borrowers and consented to by Bank, such consent not to be unreasonably withheld. Adjusted LIBOR Loans may be prepaid or converted to Base Rate Loans before the expiration date of the Interest Period applicable thereto only upon payment to Bank of prepayment compensation determined as follows: (i) on the prepayment date, the remaining payments of principal and interest that would otherwise have become payable during or at the expiration of the Interest Period pertaining to the principal being prepaid shall be discounted to a present value at a rate per annum equal to the "Prepayment Yield to Maturity", as hereinafter defined, plus any costs for reserves or assessments or for reinvesting the amount being prepaid or converted, and if such discounted value shall exceed the unpaid principal amount being prepaid or converted, then the prepayment premium shall be an amount equal to such excess; otherwise no prepayment premium shall be payable; (ii) the "Prepayment Yield to Maturity" shall mean the yield to maturity of the debt obligation of the United States Treasury (excluding those commonly known as "Flower Bonds") having a term substantially equal to the term of the relevant Interest Period maturity date nearest in expiration of the relevant Interest Period. The maturity date and yield to maturity of such United States Treasury obligations shall be determined on the basis of quotations published in the Wall Street Journal or similar publication on the prepayment date or Conversion Date. If there shall be more than one such debt obligation of the United States Treasury maturing nearest in time to the expiration of the relevant Interest Period, the Prepayment Yield to Maturity shall be the arithmetic average of the yields to maturity of all such obligations.

                          2.5     Capital Expenditure Line of Credit.

                                  2.5.1    Amount. Provided that no event of
Default or Unmatured Event of Default has occurred and is continuing and subject to the terms and conditions set forth herein, Bank may in its sole discretion, commencing on November ___________, 1996, and expiring on December 31, 1997, lend to Borrowers upon Borrowers' written request from time to time certain principal amounts determined and approved by the Bank not to exceed $10,000,000 in the aggregate for the purpose of financing Borrowers' capital expenditures made in the normal course of business, in the form of one or more term loans. Each such Capital Expenditure Loan shall mature on a date determined and approved by the Bank which is reflective of the useful and/or depreciable life of the equipment or other items to be purchased by Borrower(s), but in no event shall such maturity date be later than a date which is seven (7) years following the Funding Date of such Capital Expenditure Loan. In addition to the security set forth in Section 3 of the Loan Agreement, Bank may require in its sole discretion as a condition to the extension of a Capital Expenditure Loan, that Borrowers grant to Bank a security interest in the equipment or other items to be purchased by Borrowers with the proceeds of any Capital Expenditure Loan.

                                  2.5.2    Interest Rate. The Capital
Expenditure Loans shall bear interest on the unpaid principal balance thereof at the Base Rate or Adjusted LIBOR, as the Borrowers may select, in accordance with the provisions of Section 2.4.8 hereof.

                                  2.5.3    Payment of Principal and Interest.
Each Capital Expenditure Loan shall be payable in installments of principal as the Bank may determine in its sole discretion at the time such Capital Expenditure Loan is extended by the Bank. Interest shall be paid as provided in
Section 2.4.8.3 of the Loan Agreement.

                                  2.5.4    Capital Expenditure Note. To
evidence Borrowers' joint and several repayment obligations under the Capital Expenditure Loans, Borrowers shall execute and deliver a Capital Expenditure Note each time a Capital Expenditure Loan is extended by the Bank in the original principal amount equal to such Capital Expenditure Loan. The terms of the Capital Expenditure Notes shall reflect the terms of payment determined by the Bank in accordance with Section 2.5.3 hereof.

                                  2.5.5    Conditions Precedent. In addition to
the terms and conditions set forth in this Section 2.5, as conditions precedent to the extension by Bank of each Capital Expenditure Loan,- Borrowers agree to provide to Bank, in form and substance satisfactory to Bank and Bank's counsel, the following documents, items and instruments:

                                        2.5.5.1 a Capital Expenditure Note
pursuant to Section 2.5.4 hereof;

                                        2.5.5.2 resolutions adopted by the
Boards of Directors of each Borrower authorizing the execution, delivery and performance of the Capital Expenditure Note, certified by Borrower's Secretary to be in full force and effect as of the date the Capital Expenditure Loan is extended; and

                                        2.5.5.3 invoices or bills of sale
setting forth the purchase price for the items to be acquired with the proceeds of the Capital Expenditure Loans.

                          2.6     Acquisition Line of Credit.

                                  2.6.1    Amount. Provided that no event of
Default or Unmatured Event of Default has occurred and is continuing and subject to the terms and conditions set forth here+n, Bank may in its sole discretion, commencing on November, 1996, and expiring on December 31, 1997, extend to Borrowers from time to time upon Borrowers' written request the Acquisition Line of Credit for purposes of providing temporary, initial financing for acquisitions by Borrowers of entities and/or assets in the construction materials, limestone products or related industries (each, an "Acquisition"), pursuant to which Bank may extend Acquisition Loans to Borrowers, in amounts determined and approved by the Bank which, if not exhausting the unadvanced portion of the Acquisition Line of Credit or Borrowing. Base, as the case may be, the Borrowers may, from time to time, repay, and, subject to the terms determined by the Bank at the time- the Acquisition Loans are extended to Borrowers, reborrow. Borrowers may not reborrow Acquisition Loans pursuant to the Acquisition Line of Credit after December 31, 1997.

                                  2.6.2    Interest Rate. The Acquisition Loans
shall bear interest on the unpaid principal balance thereof at the Base Rate. Interest on the outstanding principal balance of each Acquisition Loan shall be payable monthly on the first business day of each month, commencing with the first month following the Funding Date of such Acquisition Loan, and at maturity.

                                  2.6.3    Repayment of Principal; Prepayment.
The outstanding principal balance of, and any accrued and unpaid interest on, all Acquisition Loans, and all Bank's Costs pertaining thereto, shall be payable as determined by the Bank in its sole discretion exercised at the time of the Acquisition Loan provided that each Acquisition Loan shall be paid in full on the earlier to occur of (i) the date on which permanent financing for the Acquisition funded by such Acquisition Loan is obtained, but no later than nine (9) months following Funding Date of a particular Acquisition Loan, (ii) December 31, 1997, or (iii) the date on which the Acquisition Loan is payable as provided in
Section 8.2 hereof.

                                  2.6.4    Acquisition Note. To evidence
Borrowers' joint and several repayment obligations under the Acquisition Line of Credit, Borrowers shall execute and deliver an Acquisition Note concurrently with the funding of each Acquisition Loan. The terms of the Acquisition Notes shall reflect the terms of payment determined by the Bank in accordance with Sections 2.6.2 and 2.6.3 hereof.

                                  2.6.5    Conditions Precedent. In addition to
the terms and conditions set forth in this Section 2.6, as conditions precedent to the extension by Bank of each Acquisition Loan, Borrowers agree to provide to Bank, in form and substance satisfactory to Bank and Bank's counsel, the following documents, items and instruments:

                                  2.6.5.1  an Acquisition Note pursuant to
Section 2.6.4 hereof;

                                  2.6.5.2  resolutions adopted by the Boards of
Directors of each Borrower authorizing the execution, delivery and performance of the Acquisition Note, certified by Borrower's Secretary to be in full force and effect as of the date the Acquisition Loan is extended; and

                                  2.6.5.3  a copy of the definitive or proposed
acquisition agreement, together with copies of-all other relevant documentation relating to the proposed acquisition.

         6. Maturity Date. In the first sentence of Section 2.2.3 of the Loan Agreement, the reference to "October l, 1998", is hereby deleted and replaced with "October l, 2000".

         7. Capital Expenditures. Section 7.1.12 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 Make Capital Expenditures in any Fiscal Year in excess of $15,000,000; or

         8.      Financial Covenants.

                 8.1 Section 6.1.13.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 Maintain at all times the ratio of Borrowers' consolidated Total Liabilities to consolidated Net Worth at no greater than
                 1.75 to l. Borrowers' ratio of Total Liabilities to Net Worth shall be tested quarterly upon Bank's receipt of Borrowers' quarterly consolidated Financial Statements;

                 8.2 Section 6.1.13.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 Maintain at all times the ratio of Borrowers' Cash Flow to Borrowers' Fixed Obligations at no less than 1.5 to 1, which ratio shall be tested quarterly upon receipt of Borrowers' quarterly consolidated Financial Statements, on a rolling four-quarter historical basis commencing with the four consecutive Calendar Quarters ending December 31, 1996.

         9. Conditions Precedent. As conditions precedent to the effectiveness of this Fifth Amendment, Borrower acknowledges that Bank shall have received, in form and substance reasonably satisfactory to Bank and Bank's counsel, in addition to this Fifth Amendment, the following documents, items and instruments:

                 9.1 the Amended and Restated Note executed by Borrowers substantially in the form attached hereto as Exhibit A;

                 9.2 the Amended and Restated Term Note executed by Borrowers substantially in the form attached hereto as Exhibit B;

                 9.3 resolutions adopted by the Boards of Directors of each Borrower authorizing the execution, delivery and performance of this Fifth Amendment, the Amended and Restated Note, Amended and Restated Term Note certified by Borrower's Secretary to be in full force and effect as of the date hereof; and

                 9.4 Such additional documents or instruments as Bank may reasonably require.

                 Upon Borrower's satisfaction of all of the foregoing conditions precedent, Bank, in consideration of the execution and delivery of the replacement promissory notes described herein to evidence the Loans as modified hereby, shall return to Borrowers the original promissory notes in Bank's possession evidencing the Loans prior to the date hereof, marked "cancelled and replaced."

                 In the event Bank agrees to fund any Acquisition Loan or any Capital Expenditure Loan, Bank shall have received on or before the Funding Date thereof, in form and substance reasonably satisfactory to Bank and Bank's counsel, a promissory note or notes, as applicable, and such collateral and other documentation as Bank may reasonably require.

         10.     Miscellaneous.

                 10.1 Integration. This fifth Amendment, the Loan Agreement, and the other loan documents shall be construed as one agreement, and in the event of any inconsistency, the provisions of this Fifth Amendment shall control the provisions of any other Loan Document, except for the Notes. This Fifth Amendment, the Loan Agreement, the Notes, and the other Loan Documents, contain all of the agreements of the parties hereto with respect to the subject matter of each thereof and supersede all prior or contemporaneous agreements with respect to such subject matter.

                 10.2 Survivorship. The terms of this Fifth Amendment and all agreements, representations, warranties or covenants made by Borrower in the Loan Agreement and the other Loan Documents shall survive the issuance and payment of the Notes and shall continue as long as any portion of the Indebtedness shall remain outstanding and unpaid, provided, however, that the covenants set forth in Section 1.6 and 6.2 of the Loan Agreement shall survive the payment of the Indebtedness.

                 10.3 Successors and Assigns; Governing Law. This Fifth Amendment shall be binding upon and inure to the benefit of the respective-successors and assigns of the parties hereto; provided however that no Borrower shall assign this Fifth Amendment, or any of its respective rights or duties arising hereunder, without the prior written consent of Bank. This Fifth Amendment shall be construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania.

                 10.4 WAIVER OF JURY TRIAL. EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THE LOAN AGREEMENT, AS AMENDED HEREBY, OR AS AMENDED HEREAFTER, ANY LOAN DOCUMENT OR THE INDEBTEDNESS.

                 10.5 Partial Invalidity. If any provision of this Fifth Amendment shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Fifth Amendment shall be construed as if such invalid or unenforceable provision had never been contained herein.

                 10.6 Headings. The heading of any paragraph contained in this Fifth Amendment is for convenience of reference only and shall not be deemed to amplify, limit, modify or give full notice of the provisions thereof.

                 10.7 Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment under seal, intending to be legally bound hereby, on the day and year first above written.

                                        Bank:

                                        CORESTATES BANK, N.A.


                                        By: /s/ CLIFFORD W. KEWLEY
                                            ----------------------------------
                                            Clifford W. Kewley,
                                            Vice President

                                        Borrowers:

                                        UNITED STATES LIME & MINERALS, INC.
                                        (formerly known as Scottish Heritable,
                                        Inc.)


                                        By: /s/ ROBERT F. KIZER
                                            ----------------------------------

                                        CORSON LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ----------------------------------


                                        ARKANSAS LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ----------------------------------


                                        TEXAS LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ----------------------------------

                         AMENDED AND RESTATED TERM NOTE

$4,476,194                                                  November 27th, 1996

         FOR VALUE RECEIVED, UNITED STATES LIME & MINERALS, INC. (formerly known as Scottish Heritable, Inc.), a Texas corporation, CORSON LIME COMPANY, a Pennsylvania corporation, TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively referred to as "Borrowers"), jointly and severally promise to pay to the order of CoreStates Bank, N.A., a national banking association ("Bank"), the principal sum of Four Million Four Hundred Seventy-six Thousand One Hundred Ninety-four ($4,476,194) Dollars together with interest on the unpaid principal amount hereof accrued from the date hereof to maturity (whether by acceleration or otherwise) or earlier repayment at a rate per annum equal to the Base Rate or, with respect to such portion of the Term Loan as is converted to or continued as an Adjusted LIBOR Loan, at a rate based on the applicable Adjusted LIBOR on the relevant Interest Rate Determination Date plus two and one-half percent (2.50%) per annum, payable in accordance with Section 2.2 of the Loan and Security Agreement, as amended (the Fifth Amendment of which is dated of even date herewith) by and between Borrowers and the Bank (the "Loan Agreement") and as hereinafter provided. All initially capitalized terms not otherwise defined herein shall have the same meanings as ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

         Principal shall be payable in 47 equal consecutive monthly installments of principal of $95,238.17 each, due on the first Business Day of each consecutive month, beginning on the first Business Day of the month following the date hereof and continuing monthly thereafter on the first Business Day of each month, with a final payment of all of the remaining outstanding principal balance, together with all accrued and unpaid interest and Bank's Costs pertaining thereto due and payable on October 1, 2000.

         Interest on Base Rate Loans shall be payable monthly, in arrears through the last Business Day of each month, on the first Business Day of each month, with the first payment to made on the first Business Day of the first month following the date hereof and at maturity. Interest payments on Adjusted LIBOR Loans shall be payable, in arrears, on and to, but not including, the last day of the Interest Period applicable to that Loan (subject to the provisions of Section 2.4.8.3 of the Loan Agreement); provided, however, that interest on such Loans with Interest Periods of 6 months shall be payable, in arrears, on and to the last day of the third month of such Interest Periods, as the case may be, and the last day of the relevant Interest Period, subject as aforesaid. Interest shall be calculated on the basis of a 360 day year, but charged for the number of days actually elapsed during any year or part thereof.

         Borrowers may prepay the entire amount of the principal of the Term Loan at any time, or in portions of $50,000 or an integral multiple from time to time, without premium or penalty during the term thereof, provided that Adjusted LIBOR Loans may be prepaid only as provided in Section 2.4.8.6 of the Loan Agreement.

         All payments of principal, interest, and fees hereunder shall be made by Borrowers jointly and severally without defense, set off, or counterclaim and in same day funds and delivered to Bank not later than 12:00 noon (Philadelphia time) on the date due at Bank's office located at The Widener Building, 11th Floor, 1339 Chestnut Street, Philadelphia, Pennsylvania 19101 or such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement.

         Each Borrower authorizes Bank to charge such Borrower's demand deposit account with Bank in order to cause timely payment to be made to Bank of all principal, interest and fees hereunder as provided in Section 1.5 of the Loan Agreement.

         Subject to Section 2.4.8.2, whenever any payment on this Amended and Restated Term Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest on this Amended and Restated Term Note.

         Any principal payment hereon and, to the extent permitted by applicable law, any interest payment hereon which is not paid when due, and any other amount due to Bank under the Loan Agreement or any other Loan Document not paid when due, in any case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate per annum which is three percent (3%) in excess of the Base Rate.

         It shall be an event of default hereunder if an Event of Default shall have occurred under the Loan Agreement (a "Default").

         In addition to other remedies of Bank as set forth in this Amended and Restated Term Note, the Loan Agreement, or any other Loan Document, upon the occurrence of a Default which shall be continuing, Bank may, without demand, by written notice to Borrowers, cause this Amended and Restated Term Note to become immediately due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS, BORROWERS, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR BORROWERS, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS BORROWERS HAVE, OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. BORROWERS SPECIFICALLY ACKNOWLEDGE THAT BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

         UPON THE OCCURRENCE AND CONTINUANCE OF ANY DEFAULT, BORROWERS, INDIVIDUALLY AND COLLECTIVELY, HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWERS OR ANY BORROWER IN ANY AND ALL ACTIONS, AND TO: (I) ENTER JUDGMENT AGAINST BORROWERS OR ANY BORROWER FOR THE PRINCIPAL SUN HEREOF, TOGETHER WITH ACCRUED AND UNPAID INTEREST; OR
(II) SIGN FOR BORROWERS OR ANY BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER FOR ALL OR ANY PART OF THE INDEBTEDNESS; AND IN EITHER CASE FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. EACH BORROWER FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND TO ENTER JUDGMENT AGAINST BORROWERS OR ANY BORROWER AND IN FAVOR OF BANK OR ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL PURSUANT TO THE LOAN AGREEMENT. BORROWERS WAIVE ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW OR IN FORCE OR HEREINAFTER ENACTED. IF A COPY OF THIS AMENDED AND RESTATED TERM NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF BANK OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.

         Borrowers hereby individually and collectively waive presentment, demand for payment, notice of dishonor, protest or notice of protest and any and all notices or demands and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder in connection with the delivery, acceptance or performance of this Amended and Restated Term Note.

         The joint and several liabilities and obligations of Borrowers hereunder shall be unconditional without regard to the liability or obligations of any other party and shall not be in any manner affected by any indulgence whatsoever granted or consented to by Bank, including, but not limited to, any extension of time, renewal, waiver or other modification. Any failure of Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

         This Amended and Restated Term Note shall be governed as to its validity, interpretation and effect by the internal laws of the Commonwealth of Pennsylvania. Any and all actions at law or in equity relating to this Amended and Restated Term Note and the Indebtedness shall be brought, and jurisdiction may be had, in the courts of the Philadelphia County, Pennsylvania, or at the election of the holder hereof, the United States District Court for the Eastern District of Pennsylvania. Borrowers consent in advance to service of process by registered mail, return receipt requested, to the address set forth in Section
9.3 of the Loan Agreement.

         EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THE INDEBTEDNESS OR ANY LOAN DOCUMENT.

         This Amended and Restated Term Note may not be changed or amended orally but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         This Amended and Restated Term Note is secured by and entitled to the benefits of certain other Loan Documents.

         If any provision of this Amended and Restated Term Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Amended and Restated Term Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

         Borrowers promise to pay all Bank's Costs and expenses, including reasonable attorneys' fees, as provided in Section 1.6 of the Loan Agreement, incurred in the collection and enforcement of this Amended and Restated Term Note. Each Borrower and endorsers of this Amended and Restated Term Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrowers have executed this Amended and Restated Term Note, as an instrument under seal, the day and year first above written.

                                        UNITED STATES LIME & MINERALS, INC.


                                        By: /s/ ROBERT F. KIZER
                                            ------------------------------------

                                        CORSON LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------------


                                        TEXAS LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------------


                                        ARKANSAS LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------------

                           AMENDED AND RESTATED NOTE

$6,000,000                                                   November 27th, 1996

         FOR VALUE RECEIVED, UNITED STATES LIME & MINERALS, INC. (formerly known as Scottish Heritable, Inc.), a Texas corporation, CORSON LIME COMPANY, a Pennsylvania corporation, TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively referred to as "Borrowers"), jointly and severally promise to pay to the order of CoreStates Bank, N.A., a national banking association ("Bank"), the lesser of (x) Six Million Dollars ($6,000,000) or (y) the aggregate unpaid principal amount of all Cash Advances made by Bank to the Borrowers or any Borrower under the Loan and Security Agreement, as amended (the Fifth Amendment of which is dated of even date herewith) by and between Borrowers and Bank ("Loan Agreement"), together with interest on the unpaid principal amount hereof accrued from the date hereof to the Termination Date (whether by acceleration or otherwise) or earlier repayment at a rate per annum equal to the Base Rate or, with respect to such portion of the Revolving Credit made as, converted to or continued as an Adjusted LIBOR Loan, at a rate based on the applicable Adjusted LIBOR on the relevant Interest Rate Determination Date plus two and one-quarter percent (2.25%) per annum, payable in accordance with Section 2.1 of the Loan Agreement and as hereinafter provided, on the Termination Date. All initially capitalized terms not otherwise defined herein shall have the same meanings as ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

         Interest on Base Rate Loans shall be payable monthly, in arrears through the last Business Day of each month, on the first Business Day of each month, with the first payment to made on the first Business Day of the first month following the date hereof and at maturity. Interest payments on Adjusted LIBOR Loans shall be payable, in arrears, on and to, but not including, the last day of the Interest Period applicable to that Loan (subject to the provisions of Section 2.4.8.3 of the Loan Agreement); provided, however, that interest on such Loans with Interest Periods of 6 months shall be payable, in arrears, on and to the last day of the third month of such Interest Periods, as the case may be, and the last day of the relevant Interest Period, subject as aforesaid. Interest shall be calculated on the basis of a 360 day year, but charged for the number of days actually elapsed during any year or part thereof.

         Any principal payment on Cash Advances not paid when due and, to the extent permitted by applicable law, any interest payment on Cash Advances not paid when due, and any other amount due to Bank under the Loan Agreement or any other Loan Document not paid when due, in any case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate per annum which is two and three-fourths percent (2-3/4%) per annum in excess of the Base Rate.

         This Amended and Restated Note is issued pursuant to and entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which Cash Advances evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Amended and Restated Note shall be made by Borrowers without defense, setoff or counterclaim in same day funds and delivered to Bank not later than 12:00 noon (Philadelphia time) on the date due to Bank at the Banks' offices at The Widener Building, 11th Floor, 1339 Market Street, Philadelphia, Pennsylvania 19101 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Each of Bank and any subsequent holder of this Amended and Restated Note agrees, by its acceptance hereof, that before disposing of this Amended and Restated Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Amended and Restated Note shall not limit or otherwise affect the obligation of Borrowers hereunder with respect to payments of principal or interest on this Amended and Restated Note.

         Subject to Section 2.4.8.2 of the Loan Agreement, whenever any payment on this Amended and Restated Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest on this Amended and Restated Note.

         Each Borrower authorizes Bank to charge such Borrower's demand deposit account with Bank in order to cause timely payment to be made to Bank of all principal, interest and fees hereunder as provided in Section 1.5 of the Loan Agreement.

         This Amended and Restated Note is subject to mandatory prepayment and repayment at the option of the Borrowers as provided in Sections 2.4.6 and
2.1.2 of the Loan Agreement, provided that

Adjusted LIBOR Loans may be prepaid only as provided in Section 2.4.8.6 of the Loan Agreement.

         This Amended and Restated Note is secured by and entitled to the benefits of certain other Loan Documents.

         The liabilities and obligations of Borrowers hereunder shall be unconditional without regard to the liability or obligations of any other party and shall not be in any manner affected by any indulgence whatsoever granted or consented to by Bank, including, but without being limited to, any release by any party of any Collateral, extension of time, renewal, waiver or other modification. Any failure of Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

         This Amended and Restated Note shall be governed as to its validity, interpretation and effect by the internal laws of the Commonwealth of Pennsylvania for contracts made and to be performed in Pennsylvania. Each Borrower consents to the jurisdiction of the courts of Philadelphia County, Pennsylvania, or at the election of the holder hereof, the United States District Court for the Eastern District of Pennsylvania, in any and all actions and proceedings by Bank arising under or in any way related to this Amended and Restated Note or the Loan Agreement or the transactions contemplated thereby. Notwithstanding anything herein to the contrary, an action to enforce the Bank's rights with respect to the Collateral may be brought in any jurisdiction in which the Collateral is located. Notwithstanding Section 9.8 of the Loan Agreement, with respect to any action of foreclosure, ejectment, distraint, distress, expulsion, removal or other disentitlement of any parcel of Real Estate, the provisions of the applicable Mortgage shall control the provisions of any other Loan Document.

         EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THIS AMENDED AND RESTATED NOTE OR THE LOAN AGREEMENT.

         It shall be an event of default hereunder if an Event of Default shall have occurred under the Loan Agreement (a "Default").

         Upon the occurrence of a Default which shall be continuing, the unpaid balance of the principal amount of this Amended and Restated Note, together with all accrued but unpaid interest thereon, and all other Indebtedness may become, or may by written notice to Borrowers be declared to be, due and payable in the manner, upon the conditions, and with the effect, provided in the Loan Agreement.

         THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS, BORROWERS, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR BORROWERS, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS BORROWERS HAVE, OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. BORROWERS SPECIFICALLY ACKNOWLEDGE THAT BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

         UPON THE OCCURRENCE AND CONTINUANCE OF ANY DEFAULT, BORROWERS, INDIVIDUALLY AND COLLECTIVELY, HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWERS OR ANY BORROWER IN ANY AND ALL ACTIONS, AND TO: (I) ENTER JUDGMENT AGAINST BORROWERS OR ANY BORROWER FOR THE PRINCIPAL SUM HEREOF, TOGETHER WITH ACCRUED AND UNPAID INTEREST; OR
(II) SIGN FOR BORROWERS OR ANY BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER FOR ALL OR ANY PART OF THE INDEBTEDNESS; AND IN EITHER CASE FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. EACH BORROWER FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND TO ENTER JUDGMENT AGAINST BORROWERS OR ANY BORROWER AND IN FAVOR OF BANK OR ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL PURSUANT TO THE LOAN AGREEMENT. BORROWERS WAIVE ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW OR IN FORCE OR HEREINAFTER ENACTED. IF A COPY OF THIS AMENDED AND RESTATED NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF BANK OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.

         The terms of this Amended and Restated Note may not be changed or amended orally but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         Borrowers and endorsers, if any, of this Amended and Restated Note hereby waive presentment, demand for payment, notice of dishonor, protest or notice of protest and any and all notices or demands in connection with the delivery, acceptance, performance, extension or renewal of this Amended and Restated Note.

         Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Sections 1.6 and 3.1.5 of the Loan Agreement, incurred in the collection and enforcement of this Amended and Restated Note. Borrowers and endorsers, if any, of this Amended and Restated Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         If any provision of this Amended and Restated Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Amended and Restated Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, Borrowers have caused this Amended and Restated Note to be executed and delivered by their respective duly authorized officers, on the day and year first above written.

                                        UNITED STATES LIME & MINERALS, INC.

                                        By: /s/  ROBERT F. KIZER
                                            ------------------------------------

                                        CORSON LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------------


                                        TEXAS LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------------


                                        ARKANSAS LIME COMPANY


                                        By: /s/ TIMOTHY W. BYRNE
                                            ------------------------------------

                              TRANSACTIONS ON NOTE

                            Amount of        Outstanding
           Amount of        Principal        Principal
           Loan Made        Paid             Balance            Notation
Date       This Date        This Date        This Date          Made By
----       ---------        ---------        ---------          -------